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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 August 29, 2002

                Date of Report (Date of earliest event reported)



                          PEERLESS SYSTEMS CORPORATION

             (Exact name of registrant as specified in its charter)


          Delaware                     001-21287               95-3732595
  (State of Incorporation)     (Commission File Number)       (IRS Employer
                                                          Identification Number)

                              2381 Rosecrans Avenue
                              El Segundo, CA 90245

               (Address of principal executive offices) (Zip Code)

                                 (310) 536-0908

              (Registrant's telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On August 29, 2002, Peerless Systems Corporation (the "Registrant") announced its financial results for the fiscal quarter ended July 31, 2002 in a press release dated August 29, 2002. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

        Not Applicable.

(b)     Pro Forma Financial Information.

        Not Applicable.

(c)     Exhibits.

        Exhibit 99.1  Press Release of the Registrant dated August 29, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2002                      By:       /s/ William R. Neil
                                                  ------------------------------
                                                            William R. Neil
                                                   Vice President of Finance and
                                                       Chief Financial Officer
                                                      (Principal Financial and
                                                           Accounting Officer)

                                       3

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                                  EXHIBIT INDEX

Exhibit No.         Description
------------        -----------

Exhibit 99.1        Press Release of the Registrant dated as of August 29, 2002

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